Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form Q (“Quarterly Report”) of Diversified Restaurant Holdings, Inc. (the "Company") for the fiscal quarter ended September 29, 2013, I, David G. Burke, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2013	DIVERSIFIED RESTAURANT HOLDINGS, INC.

	By:	/s/ David G. Burke

David G. Burke Treasurer and Chief Financial Officer (Principal Financial Officer)